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                                                                 [ANDERSEN LOGO]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 2002 included in TASER International Inc.'s Form 10KSB, as amended, for the year ended December 31, 2001 and to all references to our Firm included in this registration statement on Form S-8.

                                                         /s/ Arthur Andersen LLP

Phoenix, Arizona
    May 30, 2002